Exhibit 10.1

AMENDMENT
TO
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT
OF
RUMBLEON, INC.

Reference is made to that certain Amended and Restated Stockholders’ Agreement, dated February 8, 2017 (the “Agreement”) by and among (i) RumbleOn, Inc. (f/k/a Smart Server, Inc.) (the “Corporation”) (ii) Berrard Holdings Limited Partnership, a Delaware limited partnership (“BHLP”), (iii) Steven R. Berrard (“Berrard”), (iv) Marshall Chesrown (“Chesrown”), and (v) the other stockholders of the Company listed on the signature page (the “Other Stockholders”) (each of the Company, Berrard, Chesrown, and the Other Stockholders is a “Party” and collectively are referred to in this Amendment as the “Parties”). This Amendment to the Agreement (the “Amendment”) is entered into as of September 29, 2017, by and among the Parties.

RECITALS:

WHEREAS, the Nominating and Corporate Governance Committee (the “Committee”), pursuant to the its authority under the Committee's Charter, recommended an increase in the size of the Board of Directors of the Corporation (the “Board”) from six members to seven members;

WHEREAS, the Board, pursuant to the its authority under Article III of the Corporation's Amended Bylaws, has approved the increase in the size of the Board from six members to seven members, effective October 1, 2017;

WHEREAS, the Parties desire to amend the Agreement in order to increase size of the Board.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration the Parties hereto acknowledge, the Parties agree as follows:

Article II, Section 2.1 (a) of the Agreement is hereby amended and restated in its entirety as follows:

“As of the date hereof, the Board shall be comprised of seven (7) directors. From and after the date hereof and for so long as Chesrown, or an Affiliate of Chesrown beneficially owns, in the aggregate, at least 1,000,000 shares of the issued and outstanding Common Stock (the “Minimum Threshold”), the Board shall be comprised of no more than seven (7) directors, and Chesrown shall be entitled to (i) nominate three (3) individuals to the Board (such individuals, including their respective successors, the “Chesrown Directors”), to serve as members of the Board until their respective successors are elected and qualified, (ii) nominate any successor to each Chesrown Director, and (iii) direct the removal from the Board of any Chesrown Director; provided, that at least two of the Chesrown Directors shall be “independent” as defined by the applicable rules and regulations of the SEC and the NASDAQ stock market. The Chesrown Directors shall initially be Marshall Chesrown, Mitch Pierce, and Kevin Westfall.”

Article II, Section 2.1 (d) of the Agreement is hereby amended and restated in its entirety as follows:

“From and after the date hereof and for so long as Berrard, or an Affiliate of Berrard beneficially owns, in the aggregate, at least the Minimum Threshold, the Board shall be comprised of no more than seven (7) directors, and Berrard shall be entitled to (i) nominate one individual to the Board (such individual, including such individual's successor, the “Berrard Director”), to serve as a member of the Board until the Berrard Director's successor is elected and qualified, (ii) nominate any successor to the Berrard Director, and (iii) direct the removal from the Board of the Berrard Director. The Berrard Director shall initially be Steven R. Berrard.”

Other than as expressly set forth above, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of the undersigned has signed this Amendment as of the date first above written.

RumbleOn, Inc.

By: /s/ Steven R. Berrard
Name: Steven R. Berrard
Title: Chief Financial Officer

Berrard Holdings Limited Partnership
Berrard Holdings, LLC, its general partner

By: /s/ Steven R. Berrard
Name: Steven R. Berrard
Title: Sole Member

/s/ Steven R. Berrard
Steven R. Berrard

/s/ Marshall Chesrown
Marshall Chesrown

/s/ Lori Sue Chesrown
Lori Sue Chesrown

/s/ Thomas Aucamp
Thomas Aucamp

/s/ Beverly Rath
Beverly Rath

[Signature Page to the Amendment to the Amended and Restated Stockholders’ Agreement of RumbleOn, Inc.]

IN WITNESS WHEREOF, each of the undersigned has signed this Amendment as of the date first above written.

Blue Flame Capital, LLC.

By:/s/ Denmar Dixon
Name: Denmar Dixon
Title: Managing Partner

NextGen Dealer Solutions, LLC.

By:/s/ Kartik Kakarala
Name: Kartik Kakarala
Title: President

/s/ Kartik Kakarala
Kartik Kakarala

/s/ Jay Goodart
Jay Goodart

/s/ Jeffrey Cheek
Jeffrey Cheek

/s/ Jack Lynn
Jack Lynn

/s/ Thomas Byrne
Thomas Byrne

/s/ Ralph Wegis
Ralph Wegis

[Signature Page to the Amendment to the Amended and Restated Stockholders’ Agreement of RumbleOn, Inc.]

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